EXHIBIT 10.4

                                    GUARANTY


                  GUARANTY dated as of October 24, 2002 (this "Guaranty"), by FIVE STAR QUALITY CARE, INC., FIVE STAR QUALITY CARE TRUST AND FIVE STAR QUALITY CARE HOLDING CO., INC. (each, together with its successors and assigns, a "Guarantor" and, collectively, the "Guarantors"), in favor of FSQC FUNDING CO., LLC, a Delaware limited liability company (the "Purchaser").

                  PRELIMINARY STATEMENTS. The Purchaser has entered into that certain Receivables Purchase and Transfer Agreement, dated as of the date hereof (as amended, restated, modified or supplemented from time to time, the "RPTA"; capitalized terms used herein and not defined herein shall have the meanings attributed thereto in the RPTA) with each of the entities named on Schedule I of the RPTA (each, together with each one's successors and assigns, a "Provider" and, collectively, the "Providers") and Five Star Quality Care, Inc., a Maryland corporation, as Primary Servicer.

                  The Guarantors will derive substantial benefit from the transactions contemplated by the RPTA and the Loan and Security Agreement, dated as of the date hereof (as amended, restated, modified or supplemented from time to time, the "LSA") among the Purchaser, the lenders party thereto (the "Lenders"), Dresdner Kleinwort Wasserstein LLC, as Co-Program Manager, Syndication Agent and Lead Arranger, Healthcare Finance Group, Inc., as Co-Program Manager, and HFG Healthco-4 LLC, as Collateral Agent.

                  It is a condition precedent to the effectiveness of the RPTA and the LSA and the making of any financial accommodations thereunder that the Guarantors shall have executed and delivered a guaranty in the form hereof of the due and punctual payment and performance of (i) the obligations of the Providers to purchase Denied Receivables under Section 4.01 of the RPTA, (ii) the indemnification obligations of the Providers to the Purchaser under Section
4.02 of the RPTA, and (iii) all obligations of the Providers to pay costs, expenses and fees under Section 5.05 of the RPTA (collectively, the "Guaranteed Obligations").

                  NOW, THEREFORE, in consideration of the premises, and in order to induce the Lenders under the LSA to make loans to the Purchaser or other financial accommodations thereunder, each Guarantor hereby agrees as follows:

                  Section 1. Guaranty. Each Guarantor hereby, jointly and severally, irrevocably and unconditionally guarantees the punctual payment when due and the punctual performance of all present and future Guaranteed
Obligations, and agrees to pay any and all costs and expenses (including reasonable counsel fees and expenses) paid or incurred by the Purchaser, the Lenders, the Program Manager or the Collateral Agent in enforcing any rights under this Guaranty or in enforcing payment of the Guaranteed Obligations or otherwise in connection with the provisions hereof. Without limiting the generality of the foregoing, the Guarantors' liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Providers under the RPTA but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Provider.

                  (a) Any and all payments by or on behalf of the Guarantors hereunder shall be made free and clear of and without deduction or withholding for any and all present or future taxes unless required by law.

                  Section 2. Guaranty Absolute. The Guarantor guarantees that the Guaranteed Obligations will be paid or performed in accordance with the terms of the RPTA regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Providers or the Borrower with respect thereto. This Guaranty is one of payment and performance, and not of collection, and the obligations of the Guarantors hereunder are independent of the obligations of the Providers under the RPTA and a separate action or actions may be brought or prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether action is brought against the Providers or whether the Providers are joined in any such action or actions. The liability of the Guarantors under this Guaranty shall, to the fullest extent permitted under applicable law, be absolute and unconditional, and shall not be affected or released in any way, irrespective of:

                  (a) any lack of validity or enforceability or any irregularity, voidability or voidness of the RPTA, the LSA or any agreement or instrument relating thereto (collectively, the "Documents") or of all or any part of the Guaranteed Obligations or of any security therefore;

                  (b) any change in the manner, place or terms of payment or performance of, and/or any change or extension or the time of payment or performance of, renewal or alteration of all or any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, or any other amendment or waiver of or any consent to departure from any Document including, without limitation, any increase in the Guaranteed Obligations;

                  (c) any taking and holding of collateral or additional guarantees for all or any of the Guaranteed Obligations, or any amendment, alteration, exchange, substitution, sale, transfer, enforcement, waiver, subordination, termination or release of or realization upon any collateral or such guarantees, or non-perfection, failure to perfect or continue the perfection of or delay in perfection of any Lien on any collateral, or any waiver or consent to departure from any such guaranty, for all or any of the Guaranteed Obligations;

                  (d) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other assets of any Provider or any

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         other Person;

                  (e) any exercise or failure to exercise any rights against the Providers or any other Person (including the Guarantors);

                  (f) any settlement or compromise of any Guaranteed Obligation, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and any subordination of the payment of all or any part thereof to the payment of a Guaranteed Obligation (whether due or not) of the Providers to creditors of the Providers other than the Guarantors;

                  (g) any change, restructuring or termination of the existence of any of the Providers, the Purchaser or any of their affiliates, or any consent by the Purchaser, any Provider, any Lender, the Program Manager or the Collateral Agent or any other Person to any such change, restructuring or termination, and any corresponding restructure of the Guaranteed Obligations, or any other restructure or refinancing of the Guaranteed Obligations or any portion thereof; or

                  (h) any other agreements or circumstance of any nature whatsoever which might otherwise constitute a defense available to, or a discharge of, this Guaranty and/or obligations of the Guarantors hereunder, or a defense to, or discharge of, any of the Providers or any other Person or party relating to this Guaranty or the obligations of the Guarantors hereunder.

                  Without limiting the generality of the foregoing, each Guarantor hereby consents to, and hereby agrees, that the rights of the Purchaser hereunder, and the liability of each Guarantor hereunder, shall not be affected by any and all releases of any collateral, whether for purposes of commercially reasonable sales or other dispositions of assets or for any other purpose. The Purchaser may at any time and from time to time (whether or not after revocation or termination of this Guaranty) without the consent of, or notice (except as shall be required by applicable law that cannot be waived) to, the Guarantors, and without incurring responsibility to the Guarantors or impairing or releasing the obligations of the Guarantors hereunder, apply any sums by whomsoever paid or howsoever realized to any Guaranteed Obligation regardless of what Guaranteed Obligations remain unpaid.

                  This Guaranty shall continue to be effective or be reinstated, as the case may be, if claim is ever made upon the Purchaser, any Lender, any Program Manager or the Collateral Agent for repayment or recovery of any amount or amounts received by the Purchaser, such Lender, such Program Manager or the Collateral Agent in payment or on account of any of the Guaranteed Obligations and the Purchaser, such Lender, such Program Manager or the Collateral Agent repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over the Purchaser, such Lender, such Program Manager or the Collateral Agent or the respective property of each, or any settlement or compromise of any such claim effected

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by the Purchaser, such Lender, such Program Manager or the Collateral Agent with any such claimant (including the Providers), the Guarantors shall be and remain liable to the Purchaser, such Lender, such Program Manager and/or the Collateral Agent hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Purchaser, such Lender, such Program Manager or the Collateral Agent.

                  Section 3. Waiver. Each Guarantor hereby absolutely, unconditionally and irrevocably waives, to the fullest extent permitted by law,
(i) promptness, diligence, notice of acceptance and any other notice with respect to this Guaranty, (ii) presentment, demand of payment, protest, notice of dishonor or nonpayment and any other notice with respect to the Guaranteed Obligations, (iii) any requirement that the Purchaser, the Lenders, the Program Manager or the Collateral Agent or any other Person protect, secure, perfect or insure any security interest or Lien or any property subject thereto or exhaust any right or take any action against the Providers or any other Person or any collateral, (iv) any other action, event or precondition to the enforcement of this Guaranty or the performance by each Guarantor of its obligations hereunder, and (v) any duty on the part of the Purchaser, the Lenders, the Program Manager or the Collateral Agent or any other Person to disclose to the Guarantors any matter, fact or thing relating to the business, operation or condition of the Providers and their assets now known or hereafter known by such Person.

                  Section 4. Waiver of Subrogation and Contribution. Until the later to occur of the Facility Termination Date and payment in full of all Guaranteed Obligations, each Guarantor hereby irrevocably waives any claim or other rights which he may now or hereafter acquire against any Provider that arises from the existence, payment, performance or enforcement of the Guarantors' obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy against a Provider or any collateral which the Purchaser, a Lender, the Program Manager or the Collateral Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from a Provider or, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or other right. If any amount shall be paid to a Guarantor in violation of the preceding sentence at any time prior to the later to occur of the Facility Termination Date and payment in full of all Guaranteed Obligations, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Purchaser, and shall forthwith be paid to the Purchaser to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Documents and that the waiver set forth in this subsection is knowingly made in contemplation of such benefits.

                  Section 5. Representations and Warranties. Each Guarantor hereby represents and warrants as follows:

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                  (a) Such  Guarantor  has the power to execute and deliver this
Guaranty and to incur and perform its obligations hereunder;

                  (b) Such Guarantor has duly taken all necessary action to authorize the execution, delivery and performance of this Guaranty and to incur and perform its obligations hereunder;

                  (c) No consent, approval, authorization or other action by, and no notice to or of, or declaration or filing with, any governmental or other public body, or any other Person, is required for the due authorization, execution, delivery or performance by such Guarantor of this Guaranty or the consummation of the transactions contemplated hereby;

                  (d) The execution, delivery and performance by such Guarantor of this Guaranty do not and will not violate or otherwise conflict with any term or provision of any material agreement, instrument, judgment, decree, order or any statute, rule or governmental regulation applicable to such Guarantor or result in the creation of any Lien upon any of its properties or assets pursuant thereto (other than any Liens created pursuant to the Documents);

                  (e) This Guaranty has been duly authorized, executed and delivered by such Guarantor and constitutes the legal, valid and binding obligation of such Guarantor, and is enforceable against such Guarantor in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

                  (f) No proceeding referred to in paragraph (g) of Exhibit V of the RPTA is pending against such Guarantor and no other event referred to in such paragraph (g) of such Exhibit V has occurred and is continuing with respect to such Guarantor, and the property of such Guarantor is not subject to any assignment for the benefit of creditors;

                  (g) Such Guarantor is the sole direct or indirect shareholder or member, as the case may be, of the Providers and Guarantors listed below its name on Schedule I attached hereto, and there are no outstanding rights, options, warrants or agreements pursuant to which any such Provider or such Guarantor may be required to sell any of its capital stock or membership interests, as applicable; and

                  Section 6. Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantors therefrom shall in any event be effective unless the same shall be in writing and signed by the Purchaser, the Program Manager and the Collateral Agent (and in an amendment, by the Guarantors), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  Section 7. Remedies Upon Event of Termination. Upon the occurrence and

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during the continuance of any Event of Termination,  the Purchaser may,  without notice to or demand upon the Providers or the Guarantors, declare any Guaranteed Obligations immediately due and payable, and shall be entitled to enforce the obligations of the Guarantors hereunder.

                  Section 8. Statute of Limitations. Any acknowledgment or new promise, whether by sale or contribution of a Receivable or otherwise and whether by the Providers or others (including any Guarantor), with respect to any of the Guaranteed Obligations shall, to the fullest extent permitted under applicable law, if the statute of limitations in favor of the Guarantors against the Purchaser or the Collateral Agent (for the benefit of the Lenders), as assignee hereunder, shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

                  Section 9. ASSIGNABILITY. SUBJECT TO SECTION 5.03(a) OF THE LSA, THIS GUARANTY AND THE PURCHASER'S RIGHTS AND OBLIGATIONS HEREIN SHALL BE ASSIGNABLE BY THE PURCHASER AND ITS SUCCESSORS AND ASSIGNS. EACH GUARANTOR HEREBY ACKNOWLEDGES AND CONFIRMS THAT, AS COLLATERAL SECURITY FOR ANY AND ALL OBLIGATIONS OF THE PURCHASER PURSUANT TO THE LSA, THE PURCHASER IS GRANTING TO THE COLLATERAL AGENT, FOR THE BENEFIT OF THE LENDERS, A SECURITY INTEREST IN, AND COLLATERAL ASSIGNMENT OF, THIS GUARANTY AND ALL OF THE PURCHASER'S RIGHTS, TITLE AND INTERESTS HEREUNDER, INCLUDING, ALL MONIES DUE OR TO BECOME DUE TO THE PURCHASER, UNDER OR IN CONNECTION WITH THIS GUARANTY.

                  Section 10. No Waiver; Remedies. No failure on the part of the Purchaser or the Collateral Agent (for the benefit of the Lenders), as assignee hereunder, to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other Document.

                  Section 11. Continuing Guaranty. This Guaranty is a continuing one and shall (i) remain in full force and effect until the later to occur of the Facility Termination Date and payment in full of all Guaranteed Obligations,
(ii) be binding upon each Guarantor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Purchaser and its successors, transferees and assigns, including, without limitation, the Collateral Agent (for the benefit of the Lenders). All obligations to which this Guaranty applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon.

                  Section 12. Financial Condition of the Providers. Each Guarantor represents to the Purchaser (and its successors and assigns, including, without limitation, the Collateral Agent, for the benefit of the Lenders) that it is now and will be completely familiar with the prospects, business, operations and condition (financial and otherwise) of the Providers, and each Guarantor hereby waives and relinquishes any duty on the part of the Purchaser, the Lenders, the Collateral Agent, the

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Program  Manager  or any other  Person to  disclose  any  matter,  fact or thing
relating  to  the  prospects,  business,  assets,  liabilities,   operations  or
condition (financial or otherwise) of any Provider now known or hereafter known by the Purchaser, the Lenders, the Collateral Agent, the Program Manager or any other Person.

                  Section 13. Admissibility of Guaranty. Each Guarantor agrees that any copy of this Guaranty signed by the Guarantor and transmitted by telecopier for delivery to the Collateral Agent (for the benefit of the Lenders) shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

                  Section 14. Notices. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which may include facsimile communication) and shall be faxed or delivered to such party at its address set forth under its name on the signature page hereof or at such other address as shall be designated by such party in a Written Notice to the other party. Notices and communications by facsimile shall be effective when sent (and shall be followed by hard copy sent by regular mail) and notices and communications sent by other means shall be effective when received.

                  Section 15. Counterparts. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original and all of which shall together constitute one and the same agreement.

                  Section 16. GOVERNING LAW. THIS GUARANTY SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF.

                  Section 17. WAIVER OF JURY TRIAL, JURISDICTION AND VENUE. EACH OF THE PARTIES HERETO HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN THE EVENT OF ANY LITIGATION WITH RESPECT TO ANY MATTER RELATED TO THIS GUARANTY, AND HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK CITY, NEW YORK IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY. IN ANY SUCH LITIGATION, EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO THE PARTIES HERETO AT THEIR ADDRESSES SET FORTH ON THE SIGNATURE PAGE HEREOF. THE PARTIES HERETO SHALL APPEAR IN ANSWER TO SUCH SUMMONS, COMPLAINT OR OTHER PROCESS WITHIN THE TIME PRESCRIBED BY LAW, FAILING WHICH THE PARTY FAILING TO SO APPEAR SHALL BE DEEMED IN DEFAULT AND JUDGMENT MAY BE ENTERED BY THE OTHER PARTY FOR THE

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AMOUNT OF THE CLAIM AND OTHER RELIEF REQUESTED THEREIN.

                  Section 18. Captions; Separability. The captions of the Sections and subsections of this Guaranty have been inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Guaranty.

                  (a) If any term of this Guaranty shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.

                  Section  19.   Acknowledgment   of  Receipt.   Each  Guarantor
acknowledges receipt of a copy of this Guaranty and each of the Documents.


                [Remainder of this page intentionally left blank]


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                  IN WITNESS WHEREOF, each party hereto has caused this Guaranty to be duly executed as of the date first above set forth.


                                     FIVE STAR QUALITY CARE, INC.


                                     By: /s/ Bruce J. Mackey, Jr.
                                         Bruce J. Mackey, Jr.
                                         Chief Financial Officer, Treasurer
                                         and Assistant Secretary

                                     Address:          400 Center Street
                                                       Newton, MA 02458



                                     FIVE STAR QUALITY CARE TRUST


                                     By: /s/ Bruce J. Mackey, Jr.
                                         Bruce J. Mackey, Jr.
                                         Chief Financial Officer, Treasurer
                                         and Assistant Secretary

                                     Address:          400 Center Street
                                                       Newton, MA 02458


                                     FIVE STAR QUALITY HOLDING CO., INC.


                                     By: /s/ Bruce J. Mackey, Jr.
                                         Bruce J. Mackey, Jr.
                                         Chief Financial Officer, Treasurer
                                         and Assistant Secretary

                                     Address:          400 Center Street
                                                       Newton, MA 02458

ACCEPTED AND AGREED:

FSQC FUNDING CO., LLC


By: /s/ Bruce J. Mackey, Jr.
    Bruce J. Mackey, Jr.
    Chief Financial Officer, Treasurer
    and Assistant Secretary

Address:          400 Center Street
                  Newton, MA 02458

with a copy to:

Dresdner Kleinwort Wasserstein LLC
1301 Avenue of the Americas
New York, New York  10019
Attention:  Michael Leffler/Stephen Kovach
Fax:        212-895-1723/1774

                              and

Healthcare Finance Group, Inc.
110 Wall Street - 2nd Floor
New York, New York  10005
Attention:  Robert Lynch
Fax:        212-785-9211

                                   SCHEDULE I



Five Star Quality Care - AZ, LLC
Five Star Quality Care - CA, LLC
Five Star Quality Care - Colorado, LLC
Five Star Quality Care - CT, LLC
Five Star Quality Care - GA, LLC
Five Star Quality Care - IA, LLC
Five Star Quality Care - KS, LLC
Five Star Quality Care - MI, LLC
Five Star Quality Care - MO, LLC
Five Star Quality Care - NE, LLC
Five Star Quality Care - WI, LLC
Five Star Quality Care - WY, LLC
Five Star Quality Care - CA, Inc.
Five Star Quality Care - IA, Inc.
Five Star Quality Care - MI, Inc.
Five Star Quality Care - NE, Inc.


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